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                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, DC  20549

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report  (Date of Earliest Event Reported)   January 13, 1997
                                                 -------------------



                          BOSTON LIFE SCIENCES, INC.
           --------------------------------------------------------
            (Exact name of registrant as specified in its charter)


          Delaware                    0-6533                 87-0277826
----------------------------          ------         -------------------------

(State or other jurisdiction       (Commission            (I.R.S. Employer
incorporation or organization)       File No.)          of Identification No.)


31 Newbury Street, Suite 300
Boston, Massachusetts                                           02116
--------------------------------                            ------------
(Address of principal                                          Zip Code
 executive offices)



Registrant's telephone number, including area code  (617)  425-0200
                                                  --------------------
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Item 5.     Other Events.
            -------------


On January 13, 1997, Boston Life Sciences, a company engaged in the research and development of novel treatments for cancer, autoimmune diseases, and central nervous system disorders, announced that the Company had filed its Investigational New Drug ("IND") application for Altropane/TM/, and would initiate its corporate Phase I/II clinical trial within the next few weeks.

Based on what the Company believes were encouraging results from its Physician's Sponsored Phase I/II study at Mass. General Hospital in 1996, the Company now plans an accelerated clinical development program. The Company's objective is to complete the Phase I/II and Phase III trials, and contingent upon prompt patient enrollment and satisfactory clinical results, to file for marketing approval before the end of 1997. The Company has already begun preliminary discussions with several potential manufacturing, distribution, and marketing partners.



Item 7.     Exhibits.
            --------

     The following Exhibit is filed as part of this report on Form 8-K:

     99.1      Press Release, dated January 13, 1997.

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                                  SIGNATURES
                                  ----------

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto authorized.

                          BOSTON LIFE SCIENCES, INC.

Dated:  January 20, 1997  By: /s/  Joseph Hernon
                             --------------------
                             Joseph Hernon
                             Chief Financial Officer

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                           BOSTON LIFE SCIENCES, INC.

                           CURRENT REPORT ON FORM 8-K

                                 EXHIBIT INDEX

Exhibit No.                                                      Page
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99.1           Press Release, dated January 13, 1997               5

                                       4